UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2005

United Defense Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16821 (Commission File Number)	52-2059782 (IRS Employer Identification No.)

1525 Wilson Boulevard, Suite 700
Arlington, Virginia	22209

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 312-6100

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:	This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by United Defense Industries, Inc. on March 7, 2005 solely to correct formatting errors in exhibit 2.1 thereto in the EDGAR document as originally filed, which resulted in certain subsections of Sections 3.02, 3.13, and 4.02 being mislabeled.

Section 9 – Financial Statements and Exhibits

     Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2005, among United Defense Industries, Inc., BAE North America Systems Inc. and Ute Acquisition Company Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DEFENSE INDUSTRIES, INC.

Date: March 17, 2005	By:	/s/ David V. Kolovat

Name: David V. Kolovat
Title: Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2005, among United Defense Industries, Inc., BAE North America Systems Inc. and Ute Acquisition Company Inc.

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